    American Fidelity Assurance Company and American Fidelity Separate Account B (File no. 811-08187) hereby incorporate by reference the annual reports for the underlying funds named below for filing with the Securities and Exchange Commission, pursuant to Rule 30b2-1 under the Investment Company Act of 1940 (the "Act").

Filer/Entity:	American Fidelity Dual Strategy Fund, Inc.®
File #:	811-08873
CIK #	0001061130
Accession #:	0001061128-12-000005
Date of Filing:	02/21/12

Filer/Entity:	American Century Variable Portfolios, Inc.
Fund/Portfolio Name: VP Balanced Fund
Fund/Portfolio Name: VP Capital Appreciation Fund
Fund/Portfolio Name: VP Income & Growth Fund
Fund/Portfolio Name: VP International Fund
File #:	811-05188
CIK #	0000814680
Accession #:	0001437749-12-001650
Date of Filing:	02/23/12

Filer/Entity:	BlackRock Variable Series Funds, Inc.
Fund/Portfolio Name: Basic Value V.I. Fund
Fund/Portfolio Name: Capital Appreciation V.I. Fund
Fund/Portfolio Name: Value Opportunities V.I. Fund
File #:	811-03290
CIK #:	0000355916
Accession #:	0001193125-12-094305
Date of Filing:	03/02/12

Filer/Entity:	The Dreyfus Socially Responsible Growth Fund, Inc.
File #:	811-07044
CIK #	0000890064
Accession #:	0000890064-12-000002
Date of Filing:	02/14/12

Filer/Entity:	Dreyfus Stock Index Fund, Inc.
File #:	811-05719
CIK #	0000846800
Accession #:	0000846800-12-000001
Date of Filing:	02/14/12

Filer/Entity:	Dreyfus Variable Investment Fund
Fund/Portfolio Name: International Value Portfolio
File #:	811-05125
CIK #	0000813383
Accession #:	0000813383-12-000004
Date of Filing:	02/14/12

Filer/Entity:	Dreyfus Investment Portfolios
Fund/Portfolio Name: Technology Growth Portfolio
File #:	811-08673
CIK #	0001056707
Accession #:	0001056707-12-000001
Date of Filing:	02/15/12

Filer/Entity:	Vanguard® Variable Insurance Fund
Fund/Portfolio Name: Total Bond Market Index Portfolio
Fund/Portfolio Name: Balanced Portfolio
Fund/Portfolio Name: Capital Growth Portfolio
Fund/Portfolio Name: Small Company Growth Portfolio
File #:	811-05962
CIK #	0000857490
Accession #:	0000932471-12-003827
Date of Filing:	03/02/12

These annual reports are for the period ended December 31, 2011 and have been transmitted to contract holders in accordance with Rule 30e-2 under the Act.

Any questions regarding this filing may be directed to Patricia H. Rigler at (405) 523-5483.